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AETRIUM INCORPORATED
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JEFFREY EBERWEIN
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Aetrium Dissidents Win Vote by Huge Margin, But Not Yet Seated

NEW YORK, November 26, 2012 (GLOBE NEWSWIRE) – Jeffrey E. Eberwein, Chairman and spokesman for Concerned Aetrium Shareholders, would like to provide the following update to the shareholders of Aetrium Incorporated (“Aetrium”, “ATRM”, or the “Company”) (NASDAQ: ATRM).

Concerned Aetrium Shareholders (“CAS”, “we”, or “us”) is a group of shareholders of Aetrium dedicated to enhancing shareholder value at ATRM.  We reluctantly came to the conclusion that ATRM’s Board needed to be changed for value to be maximized.  Therefore, we called a Special Meeting of Shareholders to elect new directors.  This meeting was held today with almost 45% of all shareholders present and voting.  We received approximately 88% of the total known votes cast and the incumbent Aetrium board members (the “Incumbent Directors”) only received 12%, thus we won almost 8-1.  Less than 5% of all shares outstanding supported the Incumbent Directors, which is remarkable given that they own approximately 3.5% of the shares outstanding.

Despite our team winning the proxy vote by a ratio of 8-1, the Incumbent Directors refused to seat us, relying on their erroneous interpretation of the Company’s bylaws that they claim requires an absolute majority of all issued and outstanding shares to constitute a quorum.  Furthermore, by purporting to adopt a second unlawful bylaw provision on November 20 which they announced only hours before the meeting today, the Incumbent Directors refused to acknowledge our adjournment of the meeting to December 10 to permit us to obtain such an absolute majority and thus eliminate the Incumbent Directors’ incorrect argument about the necessary quorum.   The Incumbent Directors clearly do not respect their shareholders.  We anticipate the continued meeting will be held on December 10 pursuant to our right to adjourn the meeting to that date.

The Incumbent Directors have once again damaged shareholder value and shareholder rights by thwarting the will of the shareholders.  The Incumbent Directors today announced a change in the rules for adjourning the shareholder meeting only hours before the meeting convened.  This is after changing the rules for attaining quorum and after changing the rules for electing new directors.  Thus, this is the third instance where the Incumbent Directors have improperly changed the rules of the game midway through the game solely to prevent new, duly-elected directors from being seated.

The Incumbent Directors have once again shown that they are entrenched – their main goal is to hold onto their positions no matter the cost rather than follow the will of the shareholders.  They have used every trick in the book (and made up new ones) in order to prevent a shareholder vote and to prevent new, duly-elected directors from being seated once that vote did occur.

With the support of less than 5% of all shares outstanding, the Incumbent Directors have lost all legitimacy and are in no position to make any important decisions on behalf of ATRM’s shareholders.  Any decision they make from here forward will be illegitimate.  Any self-respecting Incumbent Director would resign after receiving less than 5% of all shares outstanding in their favor.

Concerned Aetrium Shareholders reminds each of the incumbent board members that actions they take that are adverse to the best interests of shareholders can entail serious personal consequences.  Personal liability can result from taking actions that impair shareholder value.  This liability can exceed D&O insurance coverage or D&O insurance may not be available or applicable if these actions have been undertaken for improper purposes.

Concerned Aetrium Shareholders will continue to fight for shareholder value and shareholder rights and we will use every means necessary for the will of the shareholders to be enforced.  We strongly urge any shareholder who has not yet voted their proxy to do so.  We also urge shareholders to call the Company and complain about the Incumbent Directors disregard for their rights.

Additional Information

CONCERNED AETRIUM SHAREHOLDERS (CONSISTING OF JEFFREY E. EBERWEIN, ARCHER ADVISORS, LLC, ARCHER FOCUS FUND, LLC, ARCHER EQUITY FUND, LLC, STEVEN MARKUSEN, GLOBALTEL HOLDINGS LLC, DILIP SINGH, RICHARD K. COLEMAN, JR., GALEN VETTER, ALFRED JOHN KNAPP, JR., ANDOVER GROUP, INC., BOSTON AVENUE CAPITAL LLC, CHARLES M. GILLMAN, JAMES F. ADELSON AND STEPHEN J. HEYMAN) ARE OR MAY BE DEEMED TO BE “PARTICIPANTS” UNDER THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN THE SOLICITATION OF PROXIES FOR THE ELECTION OF THEIR SLATE OF NOMINEES TO AETRIUM INCORPORATED’S (“ATRM”) BOARD OF DIRECTORS AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 26, 2012.  IN CONNECTION WITH THE PARTICIPANTS’ PROXY SOLICITATION, THEY HAVE FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC TO SOLICIT SHAREHOLDERS OF ATRM.

SHAREHOLDERS OF ATRM ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION AND SUCH SHAREHOLDERS SHOULD RELY ON SUCH DEFINITIVE PROXY STATEMENT AND NOT ON THIS RELEASE OR ANY PRELIMINARY PROXY STATEMENT.  THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS RELATED TO SOLICITATION OF PROXIES WILL BE AVAILABLE WITHOUT CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND THEIR OTHER SOLICITING MATERIALS WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANT’S PROXY SOLICITOR, INVESTORCOM, INC., TOLL FREE:  (877) 972-0090 OR VIA EMAIL AT: CAS@INVESTOR-COM.COM.

INFORMATION REGARDING THE PARTICIPANTS, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN THE SOLICITATION, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THEIR DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SEC ON NOVEMBER 8, 2012, WHICH IS AVAILABLE WITHOUT CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Jeff Eberwein
917-576-9420 or
je@eberweincapital.com